Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic and diluted earnings (loss) per share has been calculated for the years ended December 31, 2023, 2022, and 2021 as follows:

(in millions except per share amounts)	2023	2022	2021

Net income (loss) attributable to equity shareholders of the Company	$1,020	$1,448	$(250)

Weighted average ordinary shares outstanding
Basic	552	539	506
Diluted	556	552	506
Total basic and diluted earnings per share attributable to equity shareholders
Basic	$1.85	$2.69	$(0.49)
Diluted	$1.83	$2.62	$(0.49)
For the years ended December 31, 2023, 2022 and 2021, there were 1 million, 6 million and 22 million share options outstanding, respectively. Share options for the years ended December 31, 2023, 2022 and 2021 were not included in the calculation of diluted earnings per share as their inclusion would have been anti-dilutive.